                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as Co-Chairman,
Co-Chief Executive Officer, Principal Executive Officer and a director of Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert
H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.



                                           /s/ JAMES DIMON
                                            ------------------------
                                            James Dimon

                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as Co-Chairman,
Co-Chief Executive Officer, Principal Executive Officer and a director of Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert
H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.



                                            /s/ Deryck C. Maughan
                                            --------------------------
                                            Deryck C. Maughan

                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as Controller and
Principal Accounting Officer of Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.




                                    /s/ Michael J. Day
                                    --------------------------
                                    Michael J. Day

                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as a director of
Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert
H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.




                                            /s/ Steven D. Black
                                            -------------------------
                                            Steven D. Black

                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as a director of
Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert
H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.





                                            /s/ James Boshart III
                                            ----------------------------
                                            James Boshart III

                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as a director of
Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert
H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.




                                            /s/ Thomas G. Maheras
                                            -------------------------
                                            Thomas G. Maheras

                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as a director of
Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert
H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.








                                            /s/ Jay Mandelbaum
                                            -------------------------
                                            Jay Mandelbaum

                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as a director of
Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert
H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.




                                    /s/ Eduardo G. Mestre
                                    -----------------------------
                                    Eduardo G. Mestre

                                POWER OF ATTORNEY

                           WHEREAS, Salomon Smith Barney Holdings Inc. proposes
to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register certain securities, including, without limitation, certain Targeted Growth Enhanced Terms Securities, Forward Contract Certificates and a Guarantee of Targeted Growth Enhanced Terms Securities.

                           NOW, THEREFORE, I, in my capacity as a director of
Salomon Smith Barney Holdings Inc., hereby appoint Charles W. Scharf and Robert
H. Mundheim and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Smith Barney Holdings Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

                           IN WITNESS WHEREOF, I have executed this instrument
this 30th day of January, 1998.





                                            /s/ Shigeru Myojin
                                            --------------------------
                                            Shigeru Myojin
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